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                                                                  Exhibit 10.35






                      FORM OF SECURITIES PURCHASE AGREEMENT





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                       INVERNESS MEDICAL TECHNOLOGY, INC.


                          SECURITIES PURCHASE AGREEMENT


                            DATED AS OF JUNE 26, 2000




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                                TABLE OF CONTENTS


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                                                                                                                PAGE
SECTION 1 DESCRIPTION OF FINANCING................................................................................1
   AUTHORIZATION OF SALE OF UNITS.................................................................................1
   INITIAL CLOSING................................................................................................2
   ADDITIONAL CLOSINGS............................................................................................2
   SUBORDINATION..................................................................................................3
   NO DEMAND......................................................................................................3
   ALTERNATIVE DELIVERY...........................................................................................3
SECTION 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................................3
   ORGANIZATION AND GOOD STANDING OF THE COMPANY..................................................................3
   AUTHORIZATION..................................................................................................3
   LITIGATION.....................................................................................................4
   USE OF PROCEEDS................................................................................................4
   BROKERS OR FINDERS.............................................................................................4
   EXEMPTIONS FROM SECURITIES LAWS................................................................................4
SECTION 3 REPRESENTATIONS, WARRANTEES AND AGREEMENTS OF THE PURCHASERS............................................5
   BINDING AGREEMENT..............................................................................................5
   INVESTMENT REPRESENTATIONS.....................................................................................5
   BROKERS OR FINDERS.............................................................................................6
   TRANSFER OR ASSIGNMENT OF NOTE.................................................................................6
   LEGENDS........................................................................................................6
   NON-DISCLOSURE.................................................................................................7
   TAX MATTERS....................................................................................................7
SECTION 4 FINANCIAL STATEMENTS....................................................................................7
   QUARTERLY FINANCIAL STATEMENTS.................................................................................7
   ANNUAL FINANCIAL STATEMENTS....................................................................................8
SECTION 5 AUTHORIZED REPRESENTATIVE...............................................................................8
   POWERS AND AUTHORITY...........................................................................................8
   TERM...........................................................................................................9
   EXCULPATION....................................................................................................9
   FEE............................................................................................................9
SECTION 6 DEFAULTS................................................................................................9
   EVENTS OF DEFAULT..............................................................................................9
SECTION 7 MISCELLANEOUS..........................................................................................12
   SURVIVAL......................................................................................................12
   SUCCESSORS AND ASSIGNS........................................................................................12
   NOTICES.......................................................................................................12
   AMENDMENT.....................................................................................................13
   INTEGRATION...................................................................................................13
   INTERPRETATION................................................................................................13
   GOVERNING LAW; JURISDICTION...................................................................................13
   COUNTERPARTS..................................................................................................14
   CAPTIONS......................................................................................................14
   REPLACEMENT OF AUTHORIZED REPRESENTATIVE......................................................................14

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                        INVERNESS MEDICAL TECHNOLOGY, INC.

                          SECURITIES PURCHASE AGREEMENT

         This Agreement, dated as of June 26, 2000, is among Inverness Medical Technology, Inc., a Delaware corporation (the "Company"), the purchasers named on EXHIBIT I attached hereto (the "Initial Purchasers"), such additional purchasers as may be identified on such addenda to EXHIBIT I as may be agreed upon by the Company and such additional purchasers in accordance with the terms of this Agreement (the "Additional Purchasers" and, together with the Initial Purchasers, the "Purchasers") and Pear Tree Royalty Company, Inc., a Massachusetts corporation, as authorized representative and agent for the Purchasers (the "Authorized Representative").

         The parties hereby agree as follows:

                                   SECTION 1

                            DESCRIPTION OF FINANCING

         1.1 AUTHORIZATION OF SALE OF UNITS. The Company has authorized the issuance pursuant to this Agreement of up to $21,000,000 aggregate issue price of Units ("Units") each of which shall consist of (i) $25,000 in principal amount of its Subordinated Notes which shall be substantially in the form of
EXHIBIT II hereto, with blanks appropriately completed (individually a "Note" and collectively the "Notes") and (ii) a warrant, which shall be substantially in the form of EXHIBIT III hereto, with blanks appropriately completed (individually a "Warrant" and collectively the "Warrants"), to acquire 123 shares of the Company's Common Stock, par value $.00l per share (the "Common Stock"), exercisable in whole or in part at any time on or prior to the tenth
(10th) anniversary of their issuance at the applicable Exercise Price (as hereinafter defined). The "Exercise Price" for each of the Warrants will be (i) the average of the closing prices for shares of Common Stock on the American Stock Exchange on the ten trading days immediately preceding the date the Warrant is issued, or (ii) if the American Stock Exchange is then not the principal trading market for shares of Common Stock, the average of the last reported sales prices for such ten trading days (or, if there is no reported sales price for such trading days, the last reported bid price for such trading days) on the principal trading market for shares of Common Stock, or (iii) if neither clause (i) nor clause (ii) is applicable, the fair market value on such issuance date of one share of Common Stock as determined by the Board of Directors of the Company. The issue price for each Unit (the "Issue Price") shall be $25,000. The Company has the option, with the consent of U.S. Boston Capital Corporation, to increase the aggregate issue price of the Units offered to $25,000,000.

         1.2 FRACTIONAL UNITS. Unless otherwise provided in this Section 1.2, no fractional Units will be issued to any Purchaser. In the event any Purchaser holding any of the 13% Subordinated Notes issued by the Company in June, July or August 1998 (the "1998 Notes") and/or the Subordinated Revenue Royalty Notes issued by the Company in June and August 1997 (the "Royalty Notes," and collectively with the 1998 Notes, the "Existing Notes") submit all or a portion of the Existing Note or Existing Notes held by such Purchaser to the Company as


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payment of the aggregate Issue Price for the Units being purchased by such
Purchaser, the Company shall issue and sell to such Purchaser a number of Units equal to a fraction the numerator of which is the Exchange Amount (as hereinafter defined) and the denominator is $25,000, and the Warrant issued to such Purchaser shall entitle such Purchaser to purchase a number of shares of Common Stock equal to the number obtained by multiplying the number of Units being purchased by such Purchaser by 123, rounded down to the nearest whole number. The "Exchange Amount" shall mean the aggregate amount payable, as of the date of the closing of the issuance and sale of the Units, by the Company in order to completely payoff the Company's obligations under the Existing Note or Existing Notes (or a portion thereof, as the case may be) tendered by such Purchaser as payment of the aggregate Issue Price for the Units subscribed by such Purchaser, including any principal, accrued interest, prepayment penalty, if any, or premium, if any. A holder of the Existing Note or Existing Notes may tender all or a portion of the Existing Note or Existing Notes held by such holder as payment of the aggregate Issue Price for the Units pursuant to this
Section 1.2, except that in the event a holder tenders less than all of the Existing Note or Existing Notes held by such holder, the Exchange Amount shall in no event be less than $25,000.

         1.3 INITIAL CLOSING. Subject to the terms and conditions of this Agreement, at the initial closing pursuant to this Agreement (the "Initial Closing"), the Company shall deliver to each Initial Purchaser, against payment by such Initial Purchaser of the aggregate Issue Price for the Unit or Units being purchased by such Initial Purchaser, by check payable to the order of the Company (which may be a check issued by State Street Bank and Trust Company, as escrow agent) or by surrendering Existing Note or Existing Notes pursuant to
Section 1.2 above, an executed Note in the principal amount of $25,000 multiplied by the number of Units being purchased by such Initial Purchaser and an executed Warrant for the number of shares of Common Stock determined by multiplying 123 by the number of Units being purchased by such Initial Purchaser, rounded down to the nearest whole number. The number of Units to be purchased by an Initial Purchaser is set forth opposite the name of such Initial Purchaser on EXHIBIT I. The Initial Closing shall take place simultaneously with the execution of this Agreement at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109.

         1.4 ADDITIONAL CLOSINGS.

             (a) Subject to the terms and conditions of this Agreement, at one or more closings subsequent to the Initial Closing (each, an "Additional Closing"), the Company may issue and sell Units to one or more Additional Purchasers who enter into this Agreement by executing one or more counterparts hereof in the form attached hereto as EXHIBIT I; PROVIDED, HOWEVER, that the aggregate Issue Prices of all Units to be issued under this Agreement shall not exceed $21,000,000 unless the Company and the Authorized Representative so agree and in any event shall not exceed $21,000,000.

             (b) Each Additional Closing shall take place at such time, date and place as are mutually agreeable to the Company and the Additional Purchasers participating in the Additional Closing; PROVIDED, HOWEVER, that no Additional Closing shall take place after September 1, 2000 unless extended by the Company from time to time to a later date, but any such later date shall not be later than November 30, 2000.

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             (c) At each Additional Closing, the Company shall deliver to each
Additional Purchaser participating in the Additional Closing, against payment by each Additional Purchaser of the aggregate Issue Price for the Units being purchased by such Additional Purchaser by check payable to the order of the Company (which may be a check issued by State Street Bank and Trust Company, as escrow agent) or by surrendering to the Company an Existing Note or Existing Notes pursuant to Section 1.2 above, (i) an executed Note in the principal amount of $25,000 multiplied by the number of Units being purchased by such Initial Purchaser and (ii) an executed Warrant for the number of shares of Common Stock determined by multiplying 123 by the number of Units being purchased by such Additional Purchaser, rounded down to the nearest whole number. The number of Units to be purchased by an Additional Purchaser shall be set forth opposite the Additional Purchaser's name on an addendum to EXHIBIT I in the form attached hereto as EXHIBIT E. Each addendum shall be executed by the Company and each such Additional Purchaser, a copy of each addendum shall be delivered to the Authorized Representative, and each addendum shall be deemed a part of this Agreement ab initio.

         1.5 SUBORDINATION. Each of the Notes issued pursuant to this Agreement shall be subordinated to all existing and future "Senior Indebtedness" of the Company, as defined and provided for in the form of Note attached hereto as
EXHIBIT II. To the extent provided in the Notes, Senior Indebtedness must be paid before any Note may be paid.

         1.6 NO DEMAND. Each of the Purchasers hereby agrees that only the Authorized Representative shall have the right to demand payment from the Company under any Note.

         1.7 ALTERNATIVE DELIVERY. At the Initial Closing or any Additional Closing the Company may deliver one or more of the Notes or of the Warrants to the Authorized Representative rather than to one or more of the Purchasers. The Authorized Representative shall then forward any such Notes and Warrants to the appropriate Purchaser.

                                    SECTION 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to each of the Purchasers as follows:

         2.1 ORGANIZATION AND GOOD STANDING OF THE COMPANY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to carry on its business as now conducted or proposed to be conducted, to enter into this Agreement, to issue the Notes as contemplated herein and to carry out the provisions of this Agreement.

         2.2 AUTHORIZATION. This Agreement, the Notes and the Warrants when executed and delivered, shall be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting enforcement of creditors' rights. The execution, delivery and performance of this Agreement, the Notes and the Warrants have been duly authorized by all necessary corporate or other action of the Company. Neither the execution and delivery of this Agreement, the Notes or the


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Warrants nor the consummation of the transactions contemplated hereby or thereby will: (a) violate any provisions of the charter or by-laws of the Company; (b) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default under the terms of, any agreement or instrument to which the Company is a party or by or to which the Company or any of the Company's property or assets may be bound or subject; (c) result in the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to the terms of any such agreement or instrument; (d) violate any judgment, order, injunction, decree or award against, or binding upon, the Company or upon the securities, property or business of the Company; or (e) constitute a violation of any law or regulation of any applicable jurisdiction.

         2.3 LITIGATION. There is no action, proceeding or investigation pending or to the knowledge of the Company threatened (or any basis therefor) which questions the validity of this Agreement, the issuance of the Notes or the Warrants or any other actions taken or to be taken pursuant hereto or contemplated hereby.

         2.4 USE OF PROCEEDS. The Company shall use the net proceeds of the sale of the Units as follows: for the repayment of the 1998 Notes and the Royalty Notes, and other general corporate purposes. Certain of the net proceeds may be in the form of 1998 Notes and/or Royalty Notes (or portions thereof) surrendered to the Company as payment for the Units rather than cash. Amounts due under these surrendered Existing Notes (or portions thereof) so surrendered will be given credit, on a dollar-for-dollar basis, towards the purchase price for the Units and such amounts will be cancelled as an obligation under the Existing Notes.

         2.5 BROKERS OR FINDERS. The Company has not employed any broker or finder in connection with the transactions contemplated by this Agreement except U.S. Boston Capital Corporation, to which the Company has agreed to pay the following: (i) at the Initial Closing, a warrant to purchase 10,000 shares of Common Stock exercisable at any time during the ten years after its issuance at a price equal to the Exercise Price (determined in the same manner as the Exercise Price of the Warrants), and (ii) a cash commission, payable in cash at each closing , equal to the sum of (A) five percent (5%) of the aggregate Issue Price of the Units sold for cash , and (B) one percent 1% of the aggregate Issue Price of the Units issued in exchange for cancellation of the 1998 Notes and the Royalty Notes. In addition, the Company shall reimburse U.S. Boston Capital Corporation for out-of-pocket fees and disbursement, plus a $10,000 non-accountable expense allowance. The $10,000 non-accountable expense allowance shall be payable at the Initial Closing. In the event the Company terminates this offering, the Company shall pay to U.S. Boston Capital Corporation a fee of $30,000 plus $10,000 non-accountable expense allowance.

         2.6 EXEMPTIONS FROM SECURITIES LAWS. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Section 3 hereof as of the date hereof and as of the date of any closing hereunder, the provisions of Section 5 of the federal Securities Act of 1933, as amended (the "Act") are inapplicable to the offering, issuance, sale and delivery of the Notes and the Warrants, and no consent, approval, qualification or registration or filing under any state securities or blue sky laws is required in connection therewith except such as have been obtained or such as may be filed, or will be filed, after the closing relating to such Notes and Warrants.


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                                    SECTION 3

                         REPRESENTATIONS, WARRANTEES AND
                          AGREEMENTS OF THE PURCHASERS


         Each Purchaser (severally and not jointly) represents and warrants to the Company as follows:

         3.1 BINDING AGREEMENT. This Agreement constitutes a valid and legally binding obligation of such Purchaser except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting enforcement of creditors' rights.

         3.2 INVESTMENT REPRESENTATIONS.

             (a) Any Note and any Warrant to be received by a Purchaser pursuant to this Agreement will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting participation in or otherwise distributing the same (provided, however, that the disposition by each Purchaser of such Purchaser's property shall at all times be within the Purchaser's control). No Purchaser has a contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person, or to any third person, with respect to any of the securities of the Company acquired pursuant to this Agreement.

             (b) Each Purchaser understands that the Notes and the Warrants will not be registered under the Act, on the grounds that the sales provided for in this Agreement and the issuance of securities hereunder are exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated in part on such Purchaser's representations set forth herein.

             (c) Each Purchaser represents that such Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser's investment, and has the ability to bear the economic risks of such investment. Each Purchaser further represents that such Purchaser has had access, during the course of the transaction and prior to any purchase hereunder, to all such information as such Purchaser deemed necessary or appropriate (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and that such Purchaser has had, during the course of the transaction and prior to any purchase hereunder, the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Units and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Purchaser or to which such Purchaser had access.


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             (d) Each Purchaser understands that the Notes and Warrants may not be sold, transferred or otherwise disposed of other than pursuant to a registration under the Act or an exemption therefrom. In particular, each Purchaser is aware that the Notes and Warrants may not be sold pursuant to Rule 144 promulgated under the Act ("Rule 144") unless all of the conditions of Rule 144 applying to such Purchaser and the Company at the time of such sale are met. Each Purchaser represents that, in the absence of an effective registration statement covering the Notes and Warrants, such Purchaser will sell, transfer or otherwise dispose of any of such securities only in a manner consistent with such Purchaser's representations set forth herein.

         3.3 BROKERS OR FINDERS. Such Purchaser has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

         3.4 TRANSFER OR ASSIGNMENT OF NOTES AND WARRANTS. Each Purchaser agrees that in no event will such Purchaser make a transfer, assignment or other disposition of any of the Notes or any of the Warrants (other than pursuant to an effective registration statement under the Act) unless and until (i) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances relating to the proposed disposition, (ii) at the expense of the Purchaser, transferee or assignee, such Purchaser shall have furnished to the Company an opinion of counsel, which counsel and opinion are reasonably satisfactory to the Company, to the effect that such disposition may be made without registration under the Act or qualification under state securities laws, (iii) the Company shall have received such written representations and warranties from the transferee or assignee as it shall reasonably require to assure continued compliance with the Act and such laws and (iv) the transferee or assignee shall have agreed to be bound by the terms and conditions of this Agreement. The opinion of counsel pursuant to clause (ii) shall not be required in the case of any Purchaser's transfer or assignment of a Note or a Warrant by gift or bequest or through inheritance to, or for the benefit of, any member or members of such Purchaser's immediate family.

         3.5 LEGENDS. Each Purchaser acknowledges such Purchaser's understanding that the Notes and the Warrants will bear a legend substantially in the following forms until the Company's counsel determines that the legend is no longer advisable or required:

                  THIS NOTE [WARRANT] IS SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT AMONG THE REGISTERED OWNER OF THIS NOTE [WARRANT] AND CERTAIN OTHERS. ANY TRANSFEREE OF A HOLDER OF THIS NOTE [WARRANT] SHALL, AS A CONDITION OF SUCH TRANSFER, BE REQUIRED TO BECOME A PARTY TO SUCH AGREEMENT. THE COMPANY WILL FURNISH A COPY OF THE AGREEMENT TO THE HOLDER OF THIS NOTE [WARRANT] UPON REQUEST WITHOUT CHARGE.

                  THIS NOTE [WARRANT] HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS


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                  AMENDED, AND EXCEPT AS SET FORTH IN SUCH AGREEMENT MAY NOT BE
                  SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS
                  (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER SAID ACT OR (ii) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  [FOR THE NOTES ONLY] THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID"). THE CHIEF FINANCIAL OFFICER OF INVERNESS MEDICAL TECHNOLGY, INC., WHO CAN BE CONTACTED AT INVERNESS MEDICAL TECHNOLGY, INC. 200 PROSPECT STREET, WALTHAM, MA 02453, TEL. NO. 781-647-3900, WILL MAKE AVAILABLE TO THE HOLDER HEREOF UPON REQUEST THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE AND THE YIELD TO MATURITY.

and that appropriate stop-transfer orders will be noted on the Company's notes and warrants register with respect to all Notes and Warrants so legended.

         3.6 NON-DISCLOSURE. Other than for purposes of enforcement of this Agreement, each Purchaser agrees to hold in confidence any confidential information about the Company that such Purchaser has received or hereafter receives pursuant to any provision of this Agreement under circumstances indicating the confidentiality of such information until the Company shall have publicly disclosed such information.

         3.7 TAX MATTERS. Each Purchaser agrees to treat the amount to be specified by the Company as the fair market value of the Note issued to such Purchaser as the issue price of such Note for all tax purposes, including the filing of all tax returns and reports.

                                    SECTION 4

                              FINANCIAL STATEMENTS

         So long as any of the Notes are outstanding, the Company shall deliver the following to the Authorized Representative:

         4.1 QUARTERLY FINANCIAL STATEMENTS. Within 50 days after the end of each of the first three fiscal quarters of the Company:

             (a) The internally prepared consolidated balance sheets of the Company and its subsidiaries as at the end of such fiscal quarter, the consolidated statements of operations and of cash flows of the Company and the Company's subsidiaries for such fiscal quarter and for the portion of the fiscal year then ended (all in reasonable detail) and together, in the case of

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consolidated financial statements, with comparative figures for the same period in the preceding fiscal year.

             (b) A certificate of the Company signed by an officer of the Company to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles as from time to time in effect, including the statements and interpretations of the United States Financial Accounting Standards Board and any predecessor or successor entity ("GAAP") and present fairly, in all material respects, the financial position of the Company at the dates thereof and the results of its operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes and schedules at year end.

         4.2 ANNUAL FINANCIAL STATEMENTS. Within 95 days after the end of each fiscal year of the Company:

             (a) Consolidated balance sheets of the Company and its subsidiaries as at the end of such fiscal year, the consolidated statements of operations and the consolidated statements of stockholders' equity and of cash flows of the Company and its subsidiaries for such fiscal year (all in reasonable detail) and together, in the case of consolidated financial statements, with comparative figures for the immediately preceding fiscal year.

             (b) Reports of the Company's independent certified public accountants to the effect that they have audited the foregoing financial statements in accordance with generally accepted auditing standards and that such financial statements present fairly, in all material respects, the financial position of the Company and its subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP.

                                    SECTION 5

                            AUTHORIZED REPRESENTATIVE

         5.1 POWERS AND AUTHORITY. The Purchasers hereby confirm the appointment of the Authorized Representative as their agent for the purposes specified in this Agreement. In furtherance of these purposes, the Authorized Representative shall be empowered and is hereby authorized by the Purchasers to take such actions and exercise such powers as are necessary or appropriate to carry out its obligations hereunder, together with such powers as are reasonably incidental thereto, and to exercise any and all of the rights, powers and remedies available to the Purchasers under this Agreement, the Notes and under applicable law that the Authorized Representative deems appropriate for the protection of the Purchasers.

         5.2 TERM. The Authorized Representative shall serve in such capacity until it resigns or until it is replaced. The Authorized Representative or any successor may be replaced by written direction of the holders of a majority interest of the Notes then outstanding (the "Majority of Holders").

         5.3 EXCULPATION. As to any matters not expressly provided for by this Agreement, the Authorized Representative shall not be required to exercise any discretion or to take any action,

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but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) only upon the written instructions of the Majority of Holders, provided, however, that the Authorized Representative shall not be required to take any action that it reasonably believes will expose it to personal liability or to be contrary to this Agreement or applicable law. The Authorized Representative shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement, except for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Authorized Representative:
(i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the Notes on the part of the Company; (iii) shall not be responsible to any Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any Note or any other instrument or document furnished pursuant hereto; and (iv) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing believed by it to be genuine and believed by it to have been signed or sent by the proper party or parties in accordance with Section 7.3 of this Agreement. The Purchasers agree to indemnify the Authorized Representative, ratably according to the proportion that the total remaining unpaid principal amount of each Purchaser's Note or Notes bears to the aggregate total remaining unpaid principal amount of all Notes then outstanding, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed upon, incurred by, or asserted against the Authorized Representative in any way relating to or arising out of this Agreement or any action taken or omitted by the Authorized Representative under this Agreement, PROVIDED that such indemnity shall not be applicable in the event of the Authorized Representative's gross negligence or willful misconduct.

         5.4 FEE. As a fee for the services provided by the Authorized Representative in connection with this Agreement and the Units, the Authorized Representative will be issued a Warrant by the Company on the date of the Initial Closing and, if applicable, any Additional Closing to purchase, at the Exercise Price for Warrants being issued at such closing, the number of shares of Common Stock equal to 15% of the number of shares of Common Stock issuable pursuant to the Warrants being issued on such date to the Initial Purchasers or the Additional Purchasers, as the case may be.

                                    SECTION 6

                                    DEFAULTS

         6.1 EVENTS OF DEFAULT. The following events are "Events of Default" for purposes of the Notes:

             (a) The Company shall fail to make any payment as required by the Notes.

             (b) The Company shall fail to perform or observe any covenant, agreement or provision to be performed or observed by it under this Agreement or any of the Notes.

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             (c) Any representation or warranty of or with respect to the
Company in, pursuant to or in connection with this Agreement shall be materially false on the date as of which it was made.

             (d) (i) Any person, together with "affiliates" and "associates" of such person within the meaning of Rule 12b-2 of the federal Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any "group" including such person under sections 13(d) and 14(d) of the Exchange Act, shall acquire after the date hereof beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act of fifty percent (50%) or more of either the voting stock or total equity capital of the Company; (ii) the Company shall initiate any action to dissolve, liquidate or otherwise terminate its existence; (iii) the Company shall merge or consolidate into another entity in a transaction in which the stockholders of the Company immediately prior to such merger or consolidation do not own fifty percent (50%) or more of either the voting stock or total equity capital of the surviving entity immediately after the transaction; or (iv) the Company shall sell substantially all of its assets.

             (e) The Company shall:

                 (i) commence a voluntary case under Title 11 of the United States Code (the "Bankruptcy Code") or authorize, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case;

                 (ii) (A) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 90 days after the date on which such petition is filed, or (B) file an answer or other pleading within such 90-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided, or (C) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

                 (iii) seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors generally, or consent to or acquiesce in such relief;

                 (iv) have entered against it an order by a court of competent jurisdiction (A) finding it to be bankrupt or insolvent, (B) ordering or approving its liquidation or reorganization as a debtor or any modification or alteration of the rights of its creditors generally or
         (C) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

                 (v) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

                                    SECTION 7

                                  MISCELLANEOUS

         7.1 SURVIVAL. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and of the Notes and Warrants. Each of the parties may rely on such covenants, representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person.

         7.2 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement made by or on behalf of any of the parties hereto shall bind and inure to the benefit of their respective permitted successors and assigns; PROVIDED, HOWEVER, that the obligations of the Authorized Representative hereunder may only be assigned in connection with the appointment of a substitute Authorized Representative pursuant to the provisions of this Agreement.

         7.3 NOTICES. All notices or other communication required or permitted hereunder and under the Notes shall be in writing and shall be deemed to have been duly given and delivered when (a) delivered personally, (b) five days after being sent by certified mail, return receipt requested, (c) one day after being sent by United States express mail, (d) one day after deposit with a national overnight courier service providing evidence of delivery or (e) upon oral acknowledgment of receipt after being sent by facsimile transmission, in each case delivery charges or postage prepaid, and addressed to the party to whom such notice is to be given at the following address (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor):

         If to the Company:

         Inverness Medical Technology, Inc.
         200 Prospect Street
         Waltham, Massachusetts  02453
         Facsimile Number: 781-647-3939
         Attention:  Chief Financial Officer

         with a copy to:

         Goodwin, Procter & Hoar LLP
         Exchange Place
         Boston, Massachusetts  02109
         Facsimile Number:  617-523-1231
         Attention:   Paul D. Schwartz, P.C.
                           and
                      Stephen W. Carr, P.C.

         If to the Authorized Representative:

         Pear Tree Royalty Company,  Inc.
         55 Old Bedford Road
         Lincoln North
         Lincoln, Massachusetts  01773
         Facsimile Number: 781-259-1166
         Attention:  Kathryn Matthews Collings, Esquire

         with a copy to:

         Willard Umphrey
         U.S. Boston Capital Corporation
         55 Old Bedford Road
         Lincoln North
         Lincoln, Massachusetts  01773
         Facsimile Number:  781-259-1166

         If to any Purchaser:

         At such Purchaser's address as set forth on the signature pages hereto or in the note register provided for in the Notes, with a copy to the Authorized Representative.

         7.4 AMENDMENT. This Agreement may not be amended or modified except by an agreement in writing among the Company, the Majority of Holders and, with respect only to the rights and obligations of the Authorized Representative hereunder, the Authorized Representative.

         7.5 INTEGRATION. This Agreement and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the financing transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto. All Exhibits to this Agreement are hereby incorporated into and made a part of this Agreement.

         7.6 INTERPRETATION. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid and effective under applicable law, but if any provision of this Agreement or the effect thereof shall be invalid under or prohibited by such law, such provision shall be invalid or denied effect only to the extent of such invalidity or prohibition, without prohibiting or invalidating the remainder of such provision or the remaining provisions of this Agreement or the enforcement thereof.

         7.7 GOVERNING LAW; JURISDICTION. This Agreement shall be deemed to be executed in The Commonwealth of Massachusetts and shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts. The parties hereto consent to the sole and exclusive jurisdiction of the courts of The Commonwealth of Massachusetts, or the Federal Courts sitting in, The Commonwealth of Massachusetts in respect to any action or proceeding arising out of or relating to this Agreement. Each party hereto irrevocably waives, to the fullest extent it may effectively do so, the defense of improper venue or any inconvenient forum to the maintenance of such action or proceeding.

         7.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

         7.9 CAPTIONS. All section and descriptive headings are inserted for convenience only, and shall not affect any construction or interpretation hereof.

         7.10 REPLACEMENT OF AUTHORIZED REPRESENTATIVE. The Majority of Holders at any time may remove the then existing Authorized Representative and designate a new Authorized Representative by written notice to the Company and the then existing Authorized Representative.

         In witness whereof the parties hereto have executed this Agreement as of the day and year first written above.

                                      THE COMPANY

                                      INVERNESS MEDICAL TECHNOLOGY, INC.


                                      By:
                                         ---------------------------------------
                                         Its:


                                      THE AUTHORIZED REPRESENTATIVE

                                      PEAR TREE ROYALTY COMPANY, INC.


                                      By:
                                         ---------------------------------------
                                         Its:

                            PURCHASER SIGNATURE PAGE
                      TO INVERNESS MEDICAL TECHNOLOGY, INC.
                          SECURITIES PURCHASE AGREEMENT

         By executing this page in the space provided, the undersigned purchaser hereby agrees (i) that the undersigned is a "Purchaser" as defined in the Securities Purchase Agreement dated as of _____________, 2000 among Inverness Medical Technology, Inc., certain purchasers named on EXHIBIT I thereto and Pear Tree Royalty Company, Inc. as authorized representative of the purchasers (the "Agreement"), (ii) that the undersigned is a party to the Agreement for all purposes and (iii) that the undersigned is bound by all terms and conditions of the Agreement.

         EXECUTED this _____ day of ______________, 2000.




                                          (print name)


                                           By:
                                              ---------------------------------

                                           Title:
                                                 -------------------------------

                                           Address:
                                                   ----------------------------

                                                   ----------------------------

                                                   ----------------------------

                                           Facsimile:
                                                     ---------------------------

                                    EXHIBIT I

                             SCHEDULE OF PURCHASERS


NAME OF PURCHASER                                          ISSUE PRICE OF UNITS